RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2011
RELATED PARTY TRANSACTIONS [Abstract]
RELATED PARTY TRANSACTIONS
NOTE 13 – RELATED PARTY TRANSACTIONS

A Rowan director serves as “of counsel” to, and his son is a partner in, a law firm that represents Rowan on certain matters and to which the Company paid approximately $0.5 million, $0.4 million, and $0.6 million for legal fees and expenses in 2011, 2010 and 2009, respectively.

Another Rowan director served as managing director of an investment bank until his departure from the bank in March 2009.  Rowan paid the investment bank $1.8 million in 2009 for services provided in connection with the Company's July 2009 Senior Note offering.

In each case, the director's services were approved by the Company's Board of Directors, and compensation from his employer was not tied to amounts received from the Company.  Rowan believes that the fees paid for services reflected market rates.